UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

RED ROBIN GOURMET BURGERS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location:

How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

1A Robert B. Aiken

1B Cambria W. Dunaway

1C Kalen F. Holmes

1D Richard J. Howell

1E Glenn B. Kaufman

1F Steven K. Lumpkin

1G Pattye L. Moore

1H Stuart I. Oran

1I Denny Marie Post

The Board of Directors recommends you vote FOR the following proposal(s):

2 Approval, on an advisory basis, of the Company's executive compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3 Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation.

The Board of Directors recommends you vote FOR the following proposal(s):

4 Approval of 2017 Performance Incentive Plan.

5 Approval of Amended and Restated Employee Stock Purchase Plan.

6 Ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2017.

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IR..erved for Broadridge Internal Control Information Voting Items Continued NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Instructions Broadridge Internal Use Only Sequence # Envelope # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Job # Sequence # THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE